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                                                                Exhibit 10.12

                              Description of Lease

Premises:       63 Queen Street
                Beaconsfield, New South Wales
                Australia

Landlord:       Hypercom Unit Trust of which George Wallner and Paul Wallner are the beneficiaries.

Tenant:         Hypercom Pty. Ltd.

Term:           Month-to-Month

Monthly Rent:   A$12,000  (US$9,000)